Fees Summary	Feb. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 935,511,309
Previously Paid Amount	0
Total Fee Amount	143,226.79
Total Offset Amount	0
Net Fee	$ 143,226.79